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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 19, 2002
                                                        -----------------


                        Commission File Number 000-23386
                                                  ------


                         CRYO-CELL INTERNATIONAL, INC.
                         -----------------------------
                 (Name of Small Business Issuer in its charter)


          DELAWARE                              22-3023093
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          (State or other jurisdiction          (I.R.S. Employer
          of incorporation or                   Identification No.)
          organization)


          3165 McMullen Booth Road, Building B, Clearwater, FL  33761
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            (Address of Principal Executive Offices)     (Zip Code)


          Issuer's phone number, including area code: (727) 450-8000

          ___________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

Incorporated by reference is a press release issued by the Registrant on February 19, 2002, attached as Exhibit 99, concerning the Registrant's announcement of the newly appointed President and Chief Operating Officer, John
V. Hargiss.


Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99      Press release issued February 19, 2002. Filed with this document
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CRYO-CELL INTERNATIONAL, INC.


Date:  February 19, 2002              By: /s/ Daniel D. Richard
                                          ____________________________
                                          Daniel D. Richard
                                          Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit
Number         Description
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  99           Press Release Issued February 19, 2002